Exhibit 10.1

AMENDMENT NO. 2
THIS AMENDMENT NO. 2, dated as of April 24, 2020 (this “Amendment”), is entered into by and among FOSSIL GROUP, INC., a Delaware corporation (the “Borrower Representative”), FOSSIL PARTNERS, L.P., a Texas limited partnership (“Fossil Partners”), FOSSIL GROUP EUROPE GMBH, a limited liability company organized under the law of Switzerland (“Fossil Switzerland”), FOSSIL ASIA PACIFIC LIMITED, a private limited liability company organized under the laws of Hong Kong (“Fossil Asia”), FOSSIL (EUROPE) GMBH, a limited liability company organized under the laws of Germany (“Fossil Germany”), FOSSIL (UK) LIMITED, a private limited liability company organized under the laws of England and Wales (the “Fossil UK”), and FOSSIL CANADA INC., a corporation organized under the laws of New Brunswick (“Fossil Canada”), FOSSIL FRANCE SA, a company organized under the laws of France (“Fossil France”), the Lenders party hereto (the “Lenders”), and JPMORGAN CHASE BANK, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), under that certain Credit Agreement, dated as of September 26, 2019 (as amended by that certain French Joinder and Amendment No. 1, dated as of March 11, 2020 (the “French Joinder and Amendment No. 1”), and as further amended, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”, and as amended by this Amendment, the “Amended Credit Agreement”), by and among the Borrower Representative, Fossil Partners, the U.S. Subsidiary Borrowers party thereto (together with the Borrower Representative and Fossil Partners, the “U.S. Borrowers”), Fossil Switzerland, Fossil Asia, Fossil Germany, Fossil UK and Fossil Canada (Fossil Canada, together with the U.S. Borrowers, Fossil Switzerland, Fossil Asia, Fossil Germany, Fossil UK, Fossil France, and any other Subsidiary designated as a Borrower pursuant to the terms of thereof, the “Borrowers”), the other Loan Parties party thereto, the Lenders party thereto, the Administrative Agent, the other financial institutions party thereto, and the French Collateral Agent. All capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement.
WHEREAS, Section 9.02 of the Credit Agreement permits certain amendments of the Credit Agreement with the consent of the Borrowers, the Required Lenders and the Administrative Agent; and
NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:
Section 1. Amendments. On the Amendment No. 2 Effective Date (as defined below), the Credit Agreement shall be amended as follows:

(a)The defined term “Collection Account” in Section 1.01 of the Credit Agreement shall be replaced in its entirety with the following:

“Collection Account” means a segregated Concentration Account established by any Loan Party solely for the purpose of receiving the proceeds of Accounts (and which, for the avoidance of doubt, shall not be used for general payment purposes) and which, in the case of a Collection Account located in England and Wales or Hong Kong, gives appropriate levels of control sufficient for a fixed charge in England and Wales or Hong Kong (as applicable).

(b)Section 5.01(b) of the Credit Agreement shall be amended to insert “(or, with respect to the Fiscal Quarter ended April 4, 2020, by July 6, 2020; provided that failure to comply with such period for such Fiscal Quarter shall constitute an immediate Event of Default notwithstanding any grace period otherwise applicable thereto)” immediately after “within 45 days after the end of each of the first three Fiscal Quarters of each Fiscal Year of the Company”.

(c)Section 5.01(e) of the Credit Agreement shall be amended to insert “(provided that, with respect to such plan and forecast delivered for the Fiscal Year ending January 2, 2021, the Company will furnish to the Administrative Agent, for distribution to each Lender, such plan and forecast as updated to address the impact of the COVID-19 coronavirus pandemic by no later than April 30, 2020) (in each case, in form and substance reasonably satisfactory to the Administrative Agent)” at the end thereof.

(d)Section 5.01(k) of the Credit Agreement shall be amended to insert “(which, for the avoidance of doubt, may include standalone financial statements for the Company or any of its Subsidiaries)” immediately after “as the Administrative Agent or any Lender may reasonably request”.

(e)Section 5.18 of the Credit Agreement shall be amended (i) to insert “Except to the extent that the Administrative Agent shall determine any portion of this Section 5.18 shall not be required in its Permitted Discretion:” at the beginning and immediately prior to clause (a) thereof and (ii) to delete “and except to the extent that the Administrative Agent shall determine such Control Agreement or other control arrangements shall not be required in its Permitted Discretion” from clause (a) thereof.

(f)Section 5.18(c) of the Credit Agreement shall be amended to insert “(or, with respect to the Collection Account Trigger Date that occurred on March 25, 2020, within 60 days, or, in each case, as such period may be extended in the Administrative Agent’s sole discretion)” immediately after “Within 30 days after the Collection Account Trigger Date”.

Section 2. Representations and Warranties; No Default. By its execution of this Amendment, the Company hereby represents and warrants, and each other Loan Party that is a party hereto severally represents and warrants as to itself, as of the date hereof, that:

(a)The execution, delivery and performance by such Loan Party of this Amendment, and compliance by it with the terms and provisions hereof, are within such Loan Party’s corporate or other organizational powers and have been duly authorized by all necessary corporate or other organizational and, if required, shareholder or other equity holder action. This Amendment has been duly executed and delivered by each Loan Party that is a party hereto and constitutes a legal, valid and binding obligation of such Loan Party, enforceable against it in accordance with its terms, subject to applicable Insolvency Laws or other laws affecting creditors’ rights generally and to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b)The execution, delivery and performance by such Loan Party of this Amendment, and compliance by it with the terms and provisions hereof, (a) do not require any consent or approval of, registration or filing with (other than filings required to be made with SEC), or any other action by, any Governmental Authority, except such as have been obtained or made and are (or will so be) in full force and effect and except for filings necessary to perfect Liens created under the Loan Documents, (b) will not violate any applicable law, including any order of any Governmental Authority, (c) will not violate the charter, by-laws or other organizational documents of the Company or any Restricted Subsidiary, (d) will not violate or result in a default under any indenture or agreement (including the Term Credit Agreement or other material instrument binding upon the Company or any Restricted Subsidiary or any of their assets), or give rise to a

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right thereunder to require any payment to be made by the Company or any Restricted Subsidiary, and (e) will not result in the creation or imposition of any Lien on any asset of the Company or any Restricted Subsidiary, except Liens created pursuant to the Loan Documents or Liens created in connection with the Term Credit Agreement; in the case of each of the clauses above, except for an approval, violation or creation, as applicable, which would not reasonably be expected to result in a Material Adverse Effect.

(c)At the time of and immediately after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

(d)All representations and warranties contained in the Amended Credit Agreement are true and correct in all material respects (without duplication of any materiality standard set forth in any such representation or warranty) on and as of the Amendment No. 2 Effective Date, as though made on and as of the Amendment No. 2 Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct in all material respects as of such earlier date (without duplication of any materiality standard set forth in any such representation or warranty).

Section 3. Effectiveness of Amendment. Section 1 of this Amendment shall become effective on the date (the “Amendment No. 2 Effective Date”) that the following conditions have been satisfied or waived:

(a)The Administrative Agent shall have received executed signature pages hereto from the Borrowers, the Administrative Agent, and the Lenders collectively constituting the Required Lenders (by electronic transmission or otherwise).

(b)The Administrative Agent shall have received a certificate of a Responsible Officer of the Company dated the Amendment No. 2 Effective Date certifying as to the accuracy of the representations and warranties set forth in Section 2 hereof.

(c)The Company shall have paid to the Administrative Agent all costs, fees and expenses of the Administrative Agent (including, without limitation, legal fees and expenses) to the extent invoiced at least two Business Days prior to the date of this Amendment (it being understood and agreed that if any such invoice is not received at least two Business Days prior to the date of this Amendment, such costs and expenses shall be reimbursed after the Amendment No. 2 Effective Date in accordance with Section 9.03 of the Credit Agreement).

Section 4. Counterparts; Entire Agreement; Amendment, Modification and Waiver.

(a)This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.
(b)This Amendment may not be amended, modified or waived except in accordance with Section 9.02 of the Amended Credit Agreement.

Section 5. Applicable Law; Waiver of Jury Trial, Etc. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK,

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BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS. THE PROVISIONS OF SECTIONS 9.09(b) THROUGH (e) AND 9.10 OF THE CREDIT AGREEMENT SHALL APPLY TO THIS AMENDMENT MUTATIS MUTANDIS.

Section 6. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 7. Acknowledgements and Confirmations; Liens Unimpaired.

(a) Each Loan Party that is a party hereto hereby expressly acknowledges the terms of this Amendment (and, for the avoidance of doubt, ratifies the terms of the French Joinder and Amendment No. 1) and reaffirms, as of the date hereof, subject to the amendments set forth in this Amendment, (i) the covenants and agreements contained in each Loan Document to which it is a party (and each joinder to which it is a party to any Loan Documents), including, in each case, such covenants and agreements as in effect immediately after giving effect to this Amendment and the transactions contemplated hereby, (ii) subject to any limitations set forth in the Credit Agreement, its Guarantee of the Secured Obligations, and (iii) its prior grant of Liens on the Collateral to secure the Secured Obligations owed or otherwise guaranteed by it pursuant to the Collateral Documents with all such Liens continuing in full force and effect after giving effect to this Amendment.

(b)Notwithstanding the above, each of the Loan Parties (other than the French Loan Parties) party hereto consents to the amendments of the Credit Agreement effected by this Amendment and confirms that, subject to the amendments set forth in this Amendment, (i) its obligations as a Guarantor under the Credit Agreement are not discharged or otherwise affected by those amendments or the other provisions of this Amendment (and for the avoidance of doubt the French Joinder and Amendment No. 1) and shall accordingly, subject to any limitations set forth in the Credit Agreement, continue in full force and effect, (ii) its obligations under, and the Liens granted by it in and pursuant to, the Collateral Documents to which it is a party are not discharged or otherwise affected by those amendments or the other provisions of this Amendment (and for the avoidance of doubt the French Joinder and Amendment No. 1) and shall accordingly remain in full force and effect, (iii) the Secured Obligations so guaranteed and secured shall, after the Amendment No. 2 Effective Date and subject to any limitations set forth in the Credit Agreement, extend to the Secured Obligations under the Loan Documents (including under the Credit Agreement as amended pursuant to this Amendment).

(c)Each French Loan Party hereby confirms to the other Parties that, upon and following the execution and performance by it of this Amendment, (i) all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents (including, for the avoidance of doubt, the French Joinder and Amendment No. 1) to which it is a party shall remain in full force and effect, (ii) the security created or purported to be created by it under each Collateral Document to which it is party shall remain in full force and effect and shall continue to secure the “Secured Obligations” as such term is defined in each of the French Security Documents and (iii) the term “Credit Agreement” as used in each Collateral Document to which it is party shall be a reference to the Amended Credit Agreement and as further amended, restated, supplemental and modified from time to time, and notably by this Amendment.

(d)After giving effect to this Amendment, neither the modification of the Credit Agreement effected pursuant to this Amendment nor the execution, delivery, performance or effectiveness of this Amendment:

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(i) impairs the validity, effectiveness or priority of the Liens granted pursuant to any Loan Document, and such Liens continue unimpaired with the same priority applicable to such Liens immediately prior to giving effect to this Amendment to secure repayment of all Secured Obligations, whether heretofore or hereafter incurred; or

(ii) requires that any new filings required to be made under any Loan Document be made or other action required to be taken under any Loan Document be taken to perfect or to maintain the perfection of such Liens, except for such filings and other actions as have otherwise been made or taken on or prior to the Amendment No. 2 Effective Date and which remain in full force and effect on the Amendment No. 2 Effective Date.

Section 8. Effect of Agreement. Except as expressly set forth herein, this Amendment (a) shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of any party under the Credit Agreement or any other Loan Document, and (b) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of either such agreement or any other Loan Document or be construed as a novation thereof, or serve to effect a novation of the obligations outstanding under the Credit Agreement or instruments guaranteeing or securing the same, which shall remain and continue in full force and effect. Each and every term, condition, obligation, covenant and agreement contained in the Credit Agreement as amended hereby, or any other Loan Document as amended hereby, is hereby ratified and re-affirmed in all respects and shall continue in full force and effect. This Amendment shall constitute a Loan Document for purposes of the Credit Agreement and, from and after the Amendment No. 2 Effective Date, all references to the Credit Agreement in any Loan Document and all references in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, shall, unless expressly provided otherwise, refer to the Credit Agreement as amended and supplemented by this Amendment.

[Remainder of Page Left Intentionally Blank]

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IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the day and year first above written.
FOSSIL GROUP, INC.,
as a U.S. Borrower
By:    /s/ Randy S. Hyne
Name:    Randy S. Hyne
Title:    Vice President, General Counsel
and Secretary
FOSSIL PARTNERS, L.P.,
as a U.S. Borrower
By:    Fossil Group, Inc., its General Partner
By:    /s/ Randy S. Hyne
Name:    Randy S. Hyne
Title:    Vice President, General Counsel
and Secretary

Signature Page to Amendment No. 2

FOSSIL CANADA INC.,
as a Canadian Borrower
By:    /s/ Randy S. Hyne
Name:    Randy S. Hyne
Title:    Secretary

Signature Page to Amendment No. 2

FOSSIL (EUROPE) GMBH,
as a German Borrower
By:    /s/ Wolfgang Thoeren
Name:    Wolfgang Thoeren
Title:    Managing Director
By:    /s/ Klaus Benz
Name:    Klaus Benz
Title:    Managing Director

Signature Page to Amendment No. 2

FOSSIL ASIA PACIFIC LIMITED,
as a Hong Kong Borrower
By:    /s/ John O’Brien
Name:    John O’Brien
Title:    Director
By:    /s/ Randy Belcher
Name:    Randy Belcher
Title:    Director

Signature Page to Amendment No. 2

FOSSIL GROUP EUROPE GMBH,
as a Swiss Borrower
By:    /s/ Martin Frey
Name:    Martin Frey
Title:    Managing Director
By:    /s/ Wolfgang Thoeren
Name:    Wolfgang Thoeren
Title:    Managing Director

Signature Page to Amendment No. 2

FOSSIL (UK) LIMITED,
as the UK Borrower
By:    /s/ Richard Collins
Name:    Richard Collins
Title:    Director
By:    /s/ Antonio Nigro
Name:    Antonio Nigro
Title:    Director

Signature Page to Amendment No. 2

FOSSIL FRANCE S.A.,
as a French Borrower,

By:    /s/ Christophe Bizot
Name:    Christophe Bizot
Title:    Président du Directoire

Signature Page to Amendment No. 2

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and a Lender
By: /s/ Ajay Gupta
Name: Ajay Gupta
Title: Vice President

Signature Page to Amendment No. 2

J.P. MORGAN AG, as a Lender
By: /s/ Kennedy A. Capin
Name: Kennedy A. Capin
Title: Authorized Officer

Signature Page to Amendment No. 2

WELLS FARGO BANK INTERNATIONAL UNLIMITED COMPANY,
as a Lender
By: /s/ Roderick Neil
Name: Roderick Neil
Title: Authorized Signatory

Signature Page to Amendment No. 2

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender
By: /s/ Nykole Hanna
Name: Nykole Hanna
Title: Authorized Signatory

Signature Page to Amendment No. 2

WELLS FARGO CAPITAL FINANCE CORPORATION CANADA,
as a Lender
By: /s/ David G. Phillips
Name: David G. Phillips
Title: Senior Vice President Credit Officer, Canada

Signature Page to Amendment No. 2

WELLS FARGO BANK NATIONAL ASSOCIATION, LONDON BRANCH,
as a Lender
By: /s/ Patricia Del Busto
Name: Patricia Del Busto
Title: Authorized Signatory

Signature Page to Amendment No. 2

BANK OF AMERICA MERRILL LYNCH INTERNATIONAL, DESIGNATED ACTIVITY COMPANY,
as a Lender
By: /s/ Lee Masters
Name: Lee Masters
Title: Senior Vice President

BANK OF AMERICA, N.A.,
as a Lender
By: /s/ Christine Hutchinson
Name: Christine Hutchinson
Title: Senior Vice President

BANK OF AMERICA, N.A., ACTING THROUGH ITS CANADA BRANCH,
as a Lender
By: /s/ Sylwia Durkiewicz
Name: Sylvia Durkiewicz
Title: Vice President

Signature Page to Amendment No. 2

CITIZENS BANK, N.A.,
as a Lender
By: /s/ Richard Norberg
Name: Richard Norberg
Title: Vice President

Signature Page to Amendment No. 2

HSBC BANK USA, NATIONAL ASSOCIATION,
as a Lender
By: /s/ Jaime Mariano
Name: Jaime Mariano
Title: Senior Vice President #21440

Signature Page to Amendment No. 2